Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Commitments
We lease facilities and equipment under operating lease arrangements expiring in various years through 2022. Certain rental commitments provide for escalating rental payments or have renewal options extending through various years. Certain facility and equipment leases constitute capital leases expiring in various years through 2018. The accompanying consolidated financial statements include the assets and liabilities arising from these capital lease obligations. Rent expense under operating lease agreements was $25.6 million, $26.4 million and $21.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Minimum future obligations under capital and operating leases at December 31, 2014 are as follows:

(in thousands)	Capital Leases	Operating Leases
2015	$1,552	$17,437
2016	1,584	12,515
2017	1,366	9,873
2018	1,522	7,027
2019	—	5,331
Thereafter	—	8,819
	6,024	$61,002
Less: Amount representing interest	(894)
	5,130
Less: Current portion	(1,125)
Long-term portion	$4,005

Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from one to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated financial statements include accrued royalties relating to these agreements in the amount of $13.9 million and $19.9 million at December 31, 2014 and 2013, respectively. Royalty expense relating to these agreements amounted to $48.8 million, $53.2 million, and $52.5 million for the years ended December 31, 2014, 2013 and 2012, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2014, we had commitments to purchase goods or services, and for future minimum guaranteed royalties. They are as follows:

(in thousands)	Purchase Commitments	License & Royalty Commitments
2015	$71,569	$1,783
2016	17,785	1,787
2017	9,222	1,737
2018	8,174	1,600
2019	7,420	1,531
Thereafter	—	2,116
	$114,170	$10,554

Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions, as discussed more fully in Note 5, we could be required to make additional contingent cash payments totaling up to $88.4 million based on the achievement of certain revenue and operating results milestones as follows: $24.9 million in 2015, $25.7 million in 2016, $15.5 million in 2017, and $22.3 million, payable in any 12-month period from now until 2029 based on the accomplishment of certain revenue targets. Of the $88.4 million total contingent obligation, we have assessed the fair value at December 31, 2014, to be $17.5 million, of which $10.0 million is included in other long-term liabilities and $7.5 million is included in accrued liabilities in the accompanying balance sheet.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2014, the commitment under these agreements totaled $15.5 million.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. From time to time, we also make other warranties to customers, including warranties that our products are manufactured in accordance with applicable laws and not in violation of third-party rights. We provide for estimated warranty costs at the time of the product sale. We believe our warranty reserves as of December 31, 2014 and 2013 appropriately reflect the estimated cost of such warranty obligations.
Preacquisition Contingencies
In connection with certain acquisitions, amounts were paid into escrow accounts to cover preacquisition contingencies assumed in the acquisition. The escrow amounts expected to be claimed by QIAGEN are recorded as an asset in prepaid and other current assets and amount to $2.5 million as of December 31, 2014 and 2013. In addition, we have recorded $0.1 million for preacquisition contingencies as a liability under accrued and other liabilities as of December 31, 2014 and 2013.
Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2014, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or its subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and that the amount of the probable loss can be estimated. Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigations will not have a material adverse effect on QIAGEN’s financial position or results of operations.